Exhibit 99.1

TABLE OF CONTENTS i Cover: AMB Ohta Distribution Center, a 790,000 square foot development in Tokyo, Japan, stabilized in the first quarter of 2006 and is being held for contribution to the AMB Japan Fund I. The seven-story, fully-ramped facility is 6 miles from the Tokyo Central Business District and is proximate to Tokyo's Oi Container Port, the Wangan Expressway and Haneda Airport.

FINANCIAL HIGHLIGHTS (dollars in thousands, except share data) (1) See the footnotes to the Adjusted EBITDA and Coverage Ratios. (2) See the footnotes to the Consolidated Statements of Funds from Operations. (3) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (4) See Reporting Definitions for definition of "AMB's share of total debt-to-AMB's share of total book capitalization." (5) See Reporting Definition for definition of "AMB's share of total debt-to-AMB's share of total market capitalization." 1

CONSOLIDATED BALANCE SHEETS (dollars in thousands) 2

CONSOLIDATED STATEMENTS OF OPERATIONS (dollars in thousands, except share data) 3 (1) Includes changes in liabilities and assets associated with the Company's deferred compensation plan.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS (1) (dollars in thousands, except share data) 4 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool.

ADJUSTED EBITDA (1) AND COVERAGE RATIOS (dollars in thousands) 5 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes adjusted EBITDA is a useful supplemental measure of operating performance and liquidity, of ways in which investors might use adjusted EBITDA when assessing AMB's financial performance, and of adjusted EBITDA's limitations as a measurement tool. (2) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool. (3) See Reporting Definitions for interest coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes interest coverage is a useful supplemental measure of liquidity. (4) See Reporting Definitions for fixed charge coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes fixed charge coverage is a useful supplemental measure of liquidity.

SUPPLEMENTAL CASH FLOW INFORMATION (dollars in thousands) 6 (1) Net lease termination fees are defined as gross lease termination fees less the associated straight-line rent balance. (2) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool.

PORTFOLIO OVERVIEW (1) As of March 31, 2006 7 (1) Includes consolidated and unconsolidated operating and development properties as well as recently completed developments that have not yet been placed in operations but are being held for sale or contribution. (2) Development pipeline includes recently completed development projects available for sale or contribution totaling six buildings and 2,382,104 square feet.

CONSOLIDATED OPERATING AND LEASING STATISTICS (dollars in thousands, except per square foot amounts) (1) Includes all consolidated operating properties and excludes development and renovation projects. (2) The same store pool excludes properties purchased and developments stabilized after December 31, 2004. See Reporting Definitions. (3) In addition to owned square feet as of March 31, 2006, the Company managed, but did not have an ownership interest in, approximately 0.3 million additional square feet of properties. One of the Company's subsidiaries also manages approximately 1.1 million square feet of properties representing the IAT portfolio on behalf of the IAT Air Cargo Facilities Income Fund. The Company also has investments in 12.7 million square feet of operating properties through its investments in unconsolidated joint ventures. (4) Consists of second generation leases renewing or re-tenanting with current and prior lease terms greater than one year. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. (6) Based on monthly occupancy percentage. 8

CONSOLIDATED MARKET OPERATING STATISTICS (1) As of March 31, 2006 9 (1) Includes all consolidated operating properties and excludes unconsolidated, development and renovation projects and recently completed development projects available for sale or contribution. (2) The Company also has a 19.9 acre parking lot with 2,720 parking spaces and 12 billboard signs in the Los Angeles market immediately adjacent to LAX. (3) Includes on-tarmac cargo facilities at 14 airports. (4) See Reporting Definitions. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (6) Same-store pool at March 31, 2006, excludes properties or developments stabilized after December 31, 2004. (7) Calculated as AMB's pro rata share of square feet on consolidated and unconsolidated operating properties.

CONSOLIDATED PORTFOLIO OVERVIEW As of March 31, 2006 10 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at March 31, 2006. (2) Total market square footage in international markets increases to 6.1 million square feet and the percentage of total annualized base rent increases to 7.4% when industrial operating properties owned in unconsolidated co-investment joint ventures are included.

UNCONSOLIDATED PORTFOLIO OVERVIEW As of March 31, 2006 11 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at March 31, 2006. Number Rentable Annualized % of Total Annualized of Square Occupancy Base Rent Annualized Base Rent per Buildings Feet Percentage (000's) Base Rent Square Foot U.S. Hub Markets Atlanta 7 407,199 72.2% $ 1,661 3.0% $ 5.65 Chicago 36 4,046,721 88.0 15,740 27.2 4.42 Los Angeles 10 3,312,452 100.0 13,862 24.0 4.18 No. New Jersey/New York City 1 212,335 100.0 828 1.4 3.90 Subtotal/Weighted Average 54 7,978,707 92.5% $ 32,091 55.6% $ 4.35 U.S. Target Markets 5 434,152 81.7 1,587 2.7 4.47 U.S. Non-Target Markets 9 1,232,799 90.7 3,899 6.7 3.49 Non-U.S. Target Markets (1) Guadalajara, Mexico 6 933,542 98.2 4,754 8.2 5.19 Mexico City, Mexico 4 960,534 100.0 5,971 10.3 6.22 Tokyo, Japan 7 1,202,071 76.1 9,519 16.5 10.41 Subtotal/Weighted Average 17 3,096,147 90.2% $ 20,244 35.0% $ 7.25 Total/Weighted Average 85 12,741,805 91.4% $ 57,821 100.0% $ 4.97

LEASE EXPIRATIONS (1) As of March, 31 2006 (dollars in thousands) (1) Schedule includes spaces that expire on or after March 31, 2006. Schedule includes consolidated and unconsolidated operating properties. (2) Calculated as monthly rent at expiration multiplied by 12. Non-U.S. Dollar projects are converted to U.S. Dollars using the budgeted exchange rate at expiration. 12

TOP 25 CUSTOMERS (1) As of March 31, 2006 (dollars in thousands) (1) Schedule includes consolidated and unconsolidated operating properties. (2) Customer(s) may be a subsidiary of or an entity affiliated with the named customer. The Company also holds a lease at our Park One property adjacent to LAX with an ABR of $7,487, which is not included. (3) Computed as aggregate leased square feet divided by the aggregate leased square feet of operating properties. (4) See Reporting Definitions. (5) Computed as aggregate annualized base rent divided by the aggregate annualized base rent of operating properties. (6) Apron rental amounts (but not square footage) are included. (7) United States Government includes the United States Postal Service (USPS), United States Customs, United States Department of Agriculture (USDA) and various other U.S. governmental agencies. 13

HISTORICAL OPERATING AND LEASING STATISTICS 14

(1) Represents the total expected investment, including closing costs and estimated acquisition capital of $3.1 million. ACQUISITIONS For the Quarter ended March 31, 2006 (dollars in thousands) 15

OPERATING PROPERTY DISPOSITIONS For the Quarter ended March 31, 2006 (dollars in thousands) 16 (1) Represents a sale from one of our unconsolidated joint ventures.

NEW DEVELOPMENT & RENOVATION PROJECTS For the Quarter ended March 31, 2006 (dollars in thousands) 17 (1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at March 31, 2006. (2) Yields exclude value-added conversion projects and are calculated on an after-tax basis for international projects. See Reporting Definitions. Estimated Estimated AMB's Estimated Square Total Ownership Location Developer Stabilization Feet Investment (1) Percentage 1. AMB Horizon Creek - Bldg 200 Atlanta, GA Seefried Properties Q3 06 88,426 5,900 $ 100% 2. AMB Mt. Prospect Distribution Des Plaines, IL AMB Q4 06 228,603 26,200 100% 3. AMB Tres Rios Industrial Park - Bldg A Mexico City, Mexico G. Accion Q3 07 628,784 36,600 98% 4. AMB Tres Rios Industrial Park - Bldg B Mexico City, Mexico G. Accion Q3 07 315,156 18,300 98% 5. AMB Arrayanes - Bldg 2 Guadalajara, Mexico G. Accion Q4 07 473,720 19,800 90% 6. AMB Jiuting Distribution Center 2 Shanghai, China AMB Q1 08 185,548 5,000 100% 7. AMB Amagasaki Distribution Center 2 Osaka, Japan AMB Blackpine Q2 08 981,679 107,000 100% Total First Quarter New Projects 2,901,916 218,800 $ 99% Weighted Average Estimated Yield (2) 8.4% Projects

DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of March 31, 2006 (dollars in thousands) 18 Continued on next page (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-US Dollar investments are translated to US Dollars using the exchange rate at March 31, 2006. (2) AMB's share of amounts funded to date for 2006, 2007 and 2008 deliveries was $318.3 million, $92.0 million and $72.9 million, respectively, for a total of $483.2 million. (3) Represents a renovation project. See Reporting Definitions. (4) Represents projects in unconsolidated joint ventures. (5) Yields exclude value-added conversion projects and are calculated on an after-tax basis for international projects. See Reporting Definitions. (6) Represents a value-added conversion project. See Reporting Definitions. Estimated Estimated AMB's Estimated Square Feet Total Ownership Location Developer Stabilization at Stabilization Investment (1) Percentage 2006 Deliveries 1. Monarch Commerce Center - Bldg 1 Miramar, FL AMB Q2 71,903 $ 5,600 100% 2. Monarch Commerce Center - Bldg 2 Miramar, FL AMB Q2 32,152 2,600 100% 3. Monarch Commerce Center - Bldg 3 Miramar, FL AMB Q2 37,447 2,900 100% 4. Dulles Commerce Center - Bldg 200 Dulles, VA Seefried Properties Q2 97,232 7,600 20% 5. AMB Amagasaki Distribution Center 1 Osaka, Japan AMB Blackpine Q2 973,029 94,900 100% 6. AMB Redlands - Parcel 1 Redlands, CA AMB Q2 699,350 24,800 100% 7. Nash Logistics Center (4) El Segundo, CA IAC Q2 75,000 13,500 50% 8. Spinnaker Logistics (3) Redondo Beach, CA IAC Q2 279,431 30,900 39% 9. AMB BRU Air Cargo Center Brussels, Belgium AMB Q3 100,212 12,000 100% 10. Singapore Airport Logistics Center - Bldg 2 (4) Changi, Airport, Singapore Boustead Projects PTE Q3 254,267 12,300 50% 11. Beacon Lakes - Bldg 6 Miami, FL Codina Q3 206,464 12,400 79% 12. Dulles Commerce Center - Bldg 150 Dulles, VA Seefried Properties Q3 72,600 6,400 20% 13. Northfield Bldg 700 Dallas, TX Seefried Properties Q3 108,640 6,300 20% 14. AMB Horizon Creek - Bldg 200 Atlanta, GA Seefried Properties Q3 88,426 5,900 100% 15. AMB Layline Distribution Center (3) Torrance, CA AMB Q3 298,000 30,000 100% 16. Agave - Bldg 4 Mexico City, Mexico G. Accion Q3 217,514 13,700 98% 17. AMB Fokker Logistics Center 1 Amsterdam, Netherlands Delta Group Q3 236,238 27,700 100% 18. AMB Annagem Distribution Centre Toronto, Canada AMB Q4 194,330 12,800 100% 19. AMB Milton 401 Business Park - Bldg 1 Toronto, Canada AMB Q4 373,245 19,400 100% 20. Beacon Lakes - Bldg 10 Miami, FL Codina Q4 192,476 11,500 79% 21. Beacon Lakes Village - Phase 1 Bldg 2E Miami, FL Codina Q4 52,668 5,900 50% 22. Frankfurt Logistics Center 556 - Phase II Frankfurt, Germany AMB Q4 102,031 13,800 100% 23. AMB Mt. Prospect Distribution Des Plaines, IL AMB Q4 228,603 26,200 100% 24. AMB Kashiwa DC-1 Tokyo, Japan AMB Blackpine Q4 221,160 23,800 100% 25. Highway 17 - 55 Madison Street (3) Carlstadt, NJ AMB Q4 150,446 12,500 100% 26. Platinum Triangle Land (6) Anaheim, Ca AMB Q4 - 33,200 100% Total 2006 Deliveries 5,362,864 $ 468,600 88% Leased or Under Contract For Sale/Funded-to-date 62% $ 366,000 (2) Weighted Average Estimated Yield (5) 8.3% Projects

19 DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of March 31, 2006 (dollars in thousands) (continued) (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-US Dollar investments are translated to US Dollars using the exchange rate at March 31, 2006. (2) AMB's share of amounts funded to date for 2006, 2007 and 2008 deliveries was $318.3 million, $92.0 million and $72.9 million, respectively, for a total of $483.2 million. (3) Yields exclude value-added conversion projects and are calculated on an after-tax basis for international projects. See Reporting Definitions Estimated Estimated AMB's Estimated Square Feet Total Ownership Location Developer Stabilization at Stabilization Investment (1) Percentage 2007 Deliveries 27. AMB Pearson Logistics Centre 1-Bldg 200 Toronto, Canada AMB Q1 205,518 $ 15,000 100% 28. AMB Isle d'Abeau Logistics Park Bldg. C Lyon, France GEPRIM Q1 277,817 19,300 100% 29. AMB Turnberry Distribution VI Roselle, IL AMB Q1 179,400 10,500 20% 30. AMB Pearson Logistics Centre 1-Bldg 100 Toronto, Canada AMB Q2 446,338 28,400 100% 31. AMB Horizon Creek - Bldg 300 Atlanta, GA Seefried Properties Q2 189,732 9,000 100% 32. Agave - Bldg 2 Mexico City, Mexico G. Accion Q2 259,473 15,000 98% 33. AMB Douglassingel Distribution Center Amsterdam, Netherlands Austin Q3 148,994 20,600 100% 34. AMB Fokker Logistics Center 2 - Bldg 1 Amsterdam, Netherlands Delta Group Q3 118,375 14,800 100% 35. AMB DFW Logistics Center 1 Dallas, TX AMB Q3 113,640 5,400 100% 36. AMB Gonesse Distribution Center Gonesse, France GEPRIM Q3 590,088 51,100 100% 37. AMB Des Plaines Logistics Center Des Plaines, IL AMB Q3 125,080 12,400 100% 38. AMB Port of Hamburg 1 Hamburg, Germany BUSS Ports + Logistics Q3 403,862 33,900 94% 39. AMB Tres Rios Industrial Park - Bldg A Mexico City, Mexico G. Accion Q3 628,784 36,600 98% 40. AMB Tres Rios Industrial Park - Bldg B Mexico City, Mexico G. Accion Q3 315,156 18,300 98% 41. AMB Arrayanes - Bldg 2 Guadalajara, Mexico G. Accion Q4 473,720 19,800 90% 42. AMB Civic Center Corporate Park Torrance, CA AMB Q4 161,785 25,900 100% Total 2007 Deliveries 4,637,762 $ 336,000 96% Leased or Under Contract For Sale/Funded-to-date 2% $ 99,300 (2) Weighted Average Estimated Yield (3) 8.4% 2008 Deliveries 43. AMB Fokker Logistics Center 3 Amsterdam, Netherlands Delta Group Q1 313,229 $ 39,700 50% 44. AMB Jiuting Distribution Center 2 Shanghai, China AMB Q1 185,548 5,000 100% 45. AMB Valley Distribution Center Auburn , WA AMB Q1 766,245 42,700 100% 46. AMB Barajas Logistics Park Madrid, Spain AMB Q2 452,841 33,200 80% 47. AMB Amagasaki Distribution Center 2 Osaka, Japan AMB Blackpine Q2 981,679 107,000 100% Total 2008 Deliveries 2,699,542 $ 227,600 88% Leased or Under Contract For Sale/Funded-to-date 0% $ 82,800 (2) Weighted Average Estimated Yield (3) 7.6% Total Scheduled Deliveries 12,700,168 $ 1,032,200 91% Leased or Under Contract For Sale/Funded-to-date 27% $ 548,100 (2) Weighted Average Estimated Yield (3) 8.2% Projects

STABILIZED DEVELOPMENT & RENOVATION PROJECTS For the Quarter ended March 31, 2006 (dollars in thousands) 20 (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-US Dollar investments are translated to US Dollars using the exchange rate at March 31, 2006. (2) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of completion. (3) Yields exclude value-added conversion projects and are calculated on an after-tax basis for international projects. See Reporting Definitions. (4) Represents a renovation project. See Reporting Definitions. AMB's Square Total Ownership Location Developer Feet Investment (1) Percentage 1. AMB West O'Hare - Bldg 1 Elk Grove Village, IL AMB 189,240 15,700 $ 20% 2. AMB West O'Hare - Bldg 2 Elk Grove Village, IL AMB 119,808 9,300 20% Total First Quarter Placed in Operations 309,048 25,000 $ 20% Leased/Weighted Average Yield (3) 87% 8.8% AMB's Square Total Ownership Location Developer Feet Investment (1) Percentage 1. Narita Air Cargo 1 - Phase 1 Bldg A Tokyo, Japan AMB Blackpine 107,965 11,000 $ 100% 2. Narita Air Cargo 1 - Phase 1 Bldg B Tokyo, Japan AMB Blackpine 564,208 57,700 100% 3. AMB Ohta Distribution Center Tokyo, Japan AMB Blackpine 791,806 172,900 100% 4. AMB Horizon Creek - Bldg 400 Atlanta, GA Seefried Properties 204,256 9,600 100% 5. Highway 17 - 50 Broad Street (4) Carlstadt, NJ AMB 133,200 9,100 100% Total First Quarter Available for Sale or Contribution 1,801,435 260,300 $ 100% Leased/Weighted Average Yield (3) 90% 7.2% Projects Placed in Operations Projects Placed in Available for Sale or Contribution (2)

(1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, carry and partner earnouts (if triggered by stabilization). The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at March 31, 2006. (2) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of construction completion. (3) Represents a renovation project. See Reporting Definitions. DEVELOPMENT PROJECTS AVAILABLE FOR SALE OR CONTRIBUTION AND SOLD OR CONTRIBUTED PROJECTS As of March 31, 2006 (dollars in thousands) 21

LAND INVENTORY As of March 31, 2006 (dollars in thousands) 22 (1) Includes initial acquisition cost and associated carry costs.

CAPITALIZATION SUMMARY As of March 31, 2006 (dollars in thousands, except share price) 23 (1) AMB secured debt includes debt related to international assets in the amount of $385.6 million. Of this, $250.5 million is associated with assets located in Asia and the remaining $135.1 million is related to assets located in Europe. (2) Represents three credit facilities with total capacity of approximately $1,047 million. Includes $233.9 million, $257.4 million and $82.8 million in Euro, Yen and Canadian dollar based borrowings, respectively, translated to US Dollars using the foreign exchange rates at March 31, 2006. (3) The weighted average interest and maturity for the unconsolidated JV debt were 5.5% and 4.5 years, respectively. (4) Exchangeable under certain circumstances by the unitholder and redeemable at the option of the Company after a specified non-call period, generally five years from issuance. (5) See Reporting Definitions for the Company's definitions of "total market capitalization," "AMB's share of total market capitalization," "market equity," and "preferred." See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (6) Maturity includes $40 million balance outstanding on a $65 million non-recourse credit facility obtained by AMB Partners II.

CO-INVESTMENT CONSOLIDATED JOINT VENTURES As of March 31, 2006 (dollars in thousands) (1) For development properties, this represents estimated square feet at completion of development for committed phases of development and renovation projects. (2) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (3) JV partners' share of debt is defined as total debt less the Company's share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (4) AMB Erie is a co-investment partnership formed in 1998 with the Erie Insurance Group. (5) AMB Institutional Alliance Fund II is a co-investment partnership with institutional investors, which invest through a private REIT. (6) AMB Partners II is a co-investment partnership formed in 2001 with the City and County of San Francisco Employees' Retirement System. (7) AMB-SGP is a co-investment partnership formed in 2001 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. (8) AMB-AMS is a co-investment partnership with three Dutch pension funds advised by Mn Services NV. (9) AMB Institutional Alliance Fund III is an open-ended co-investment partnership formed in 2004 with institutional investors, which invest through a private REIT. (10) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 24

OTHER CONSOLIDATED JOINT VENTURES As of March 31, 2006 (dollars in thousands) (1) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (2) JV Partners' Share of Debt is defined as total debt less the Company's share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. 25

UNCONSOLIDATED JOINT VENTURES, MORTGAGE INVESTMENTS AND OTHER INVESTMENTS As of March 31, 2006 (dollars in thousands) 26 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (2) AMB-SGP Mexico is a co-investment partnership formed in 2004 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. Includes $7.3 million of shareholder loans outstanding at March 31, 2006 between the Company and the co-investment partnership. (3) AMB Japan Fund I is a co-investment partnership formed in 2005 with institutional investors. (4) Square feet for development joint ventures represents estimated square feet at completion of development project. (5) AMB has a 0.1% unconsolidated equity interest (with a 33% economic interest) in this property and also has an option to purchase the remaining equity interest beginning January 1, 2007 and expiring December 31, 2009. (6) The Company holds inter-company loans that it eliminates in consolidations. (7) The Company has a 39% unconsolidated equity interest in G.Accion, a Mexican real estate company. G.Accion provides management and development services for industrial, retail, residential and office properties in Mexico. (8) One of the Company's subsidiaries has an approximate 5% equity interest in IAT Air Cargo Facilities Income Fund, a public Canadian real estate income trust.

REPORTING DEFINITIONS 27 Acquisition/non-recurring capex includes immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard" or to stabilization. Also includes incremental building improvements and leasing costs that are incurred in an effort to substantially increase the revenue potential of an existing building. AMB's share of total debt-to-AMB's share of total book capitalization is calculated using the following definitions: AMB's share of total debt is the pro rata portion of the total debt based on the Company's percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. AMB's share of total book capitalization is defined as the Company's share of total debt plus minority interests to preferred unitholders and limited partnership unitholders plus stockholders' equity. AMB's share of total debt-to-AMB's share of total market capitalization is calculated using the following definitions: AMB's share of total debt is the pro rata portion of the total debt based on the Company's percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company's definition of "total market capitalization" is total debt plus preferred equity liquidation preferences plus market equity. The Company's definition of "AMB's share of total market capitalization" is the Company's share of total debt plus preferred equity liquidation preferences plus market equity. The Company's definition of "market equity" is the total number of outstanding shares of the Company's common stock and common limited partnership units multiplied by the closing price per share of its common stock as of March 31, 2006. AMB's share of total market capitalization is defined by the Company as the Company's share of total debt plus preferred equity liquidation preferences plus market equity. Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of a certain date, multiplied by 12. If free rent is granted, then the first positive rent value is used. Completion/Stabilization is generally defined as properties that are 90% leased or properties for which we have held a certificate of occupancy or building has been substantially complete for at least 12 months. Estimated yields on development and renovation projects are calculated from estimated annual NOI following occupancy stabilization divided by the estimated total investment, including Development Alliance Partner(r) earnouts (if triggered by stabilization) and associated carrying costs. Fixed charge coverage is adjusted EBITDA divided by total interest expense (including capitalized interest) plus preferred dividends and distributions. Interest coverage is adjusted EBITDA divided by total GAAP interest expense. Market equity is defined by the Company as the total number of outstanding shares of the Company's common stock and common limited partnership units multiplied by the closing price per share of its common stock as of March 31, 2006. Occupancy percentage represents the percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy. Percentage pre-leased represents the percentage of signed leases only. Preferred is defined by the Company, with respect to its capitalization ratios, as preferred equity liquidation preferences. Renovation projects represents projects where the acquired buildings are less than 75% leased and require significant capital expenditures (generally more than 10% - 25% of acquisition cost) to bring the buildings up to operating standards and stabilization (generally 90% occupancy). Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard." Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. If free rent is granted, then the first positive full rent value is used as a point of comparison. The rental amounts exclude base stop amounts, holdover rent and premium rent charges. If either the previous or current lease terms are under 12 months, then they are excluded from this calculation. If the lease is the first in the unit (first generation) and there is no prior lease for comparison, then it is excluded from this calculation. Same store NOI growth is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period. Same store properties include all properties that were owned as of the end of both the current and prior year reporting periods and excludes development properties for both the current and prior reporting periods. The same store pool is set annually and excludes properties purchased and developments stabilized after December 31, 2004. Same store pool includes Park One parking lot in Los Angeles, California. Second generation TIs and LCs per square foot are total tenant improvements, lease commissions and other leasing costs incurred during leasing of second generation space divided by the total square feet leased. Costs incurred prior to leasing available space are not included until such space is leased. Second generation space excludes newly developed square footage or square footage vacant at acquisition. Square feet owned represents 100% of the square footage of properties either owned directly by the Company or which the Company has a controlling interest in (e.g. consolidated joint ventures) and excludes square footage of development properties prior to completion. Stabilized GAAP cap rates rates are calculated as NOI, including straight-line rents, stabilized to market occupancy (generally 95%) divided by total acquisition cost. The total acquisition cost basis includes the initial purchase price, the effects of marking assumed debt to market, all due diligence and closing costs, SFAS 141 adjustments, planned immediate capital expenditures, leasing costs necessary to achieve stabilization and, if applicable, any estimated costs required to buy- out AMB's joint venture partners. Tenant retention is the square footage of all leases renewed by existing tenants divided by the square footage of all expiring and renewed leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases. Total market capitalization is defined by the Company as total debt plus preferred equity liquidation preferences plus market equity. Value-added conversion project represents the repurposing of land or a building site for more valuable uses and may include such activities as rezoning, redesigning, reconstructing and retenanting.

SUPPLEMENTAL FINANCIAL MEASURES DISCLOSURES Adjusted EBITDA. The Company uses adjusted earnings before interest, tax, depreciation and amortization, or adjusted EBITDA, to measure both its operating performance and liquidity. The Company considers adjusted EBITDA to provide investors relevant and useful information because it permits fixed income investors to view income from its operations on an unleveraged basis before the effects of non-cash depreciation and amortization expense. By excluding interest expense, adjusted EBITDA allows investors to measure the Company's operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. The Company considers adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that adjusted EBITDA helps fixed income and equity investors to analyze its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. Management uses adjusted EBITDA in the same manner as the Company expects investors to when measuring the Company's operating performance and liquidity; specifically when assessing its operating performance, and comparing that performance to other companies, both in the real estate industry and in other industries, and when evaluating its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. The Company believes investors should consider adjusted EBITDA, in conjunction with net income (the primary measure of the Company's performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company's operating results and liquidity, and to make more meaningful comparisons of the performance of its assets between periods and as against other companies. By excluding interest, taxes, depreciation and amortization when assessing the Company's financial performance, an investor is assessing the earnings generated by the Company's operations, but not taking into account the eliminated expenses incurred in connection with such operations. As a result, adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with the Company's required GAAP presentations. Adjusted EBITDA does not reflect the Company's historical cash expenditures or future cash requirements for working capital, capital expenditures or contractual commitments. Adjusted EBITDA also does not reflect the cash required to make interest and principal payments on the Company's outstanding debt. While adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company's computation of adjusted EBITDA may not be comparable to EBITDA reported by other companies. Company's share of total debt. The Company's share of total debt is the pro rata portion of the total debt based on its percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company believes that its share of total debt is a meaningful supplemental measure, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. In addition, it allows for a more meaningful comparison of its debt to that of other companies that do not consolidate their joint ventures. The Company's share of total debt is not intended to reflect its actual liability should there be a default under any or all of such loans or a liquidation of the joint ventures. Interest coverage. The Company uses interest coverage to measure its liquidity. The Company considers interest coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company's ability to meet its interest payments on outstanding debt. The Company's computation of interest coverage may not be comparable to interest coverage reported by other companies. Fixed charge coverage. The Company uses fixed charge coverage to measure its liquidity. The Company considers fixed charge coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company's ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred shareholders. The Company's computation of fixed charge coverage may not be comparable to fixed charge coverage reported by other companies. Funds From Operations ("FFO"). The Company believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, the Company considers funds from operations, or FFO, as defined by NAREIT, to be a useful supplemental measure of its operating performance. FFO is defined as net income, calculated in accordance with GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive the Company's pro rata share of FFO of consolidated and unconsolidated joint ventures. Further, the Company does not adjust FFO to eliminate the effects of non-recurring charges. The Company believes that FFO, as defined by NAREIT, is a meaningful supplemental measure of its operating performance because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. The Company believes that the use of FFO, combined with the required GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help the investing public compare the operating performance of a company's real estate between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating the Company's liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company's real estate assets nor is FFO necessarily indicative of cash available to fund the Company's future cash requirements. Further, the Company's computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. Net Operating Income ("NOI"). Net operating income is defined as rental revenue, including reimbursements, less property operating expenses, which excludes depreciation, amortization, general and administrative expenses and interest expense. The Company considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of the real estate portfolio. However, NOI should not be viewed as an alternative measure of financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact results from operations. Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI. Same Store Net Operating Income ("SS NOI"). The Company believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, the Company considers SS NOI to be a useful supplemental measure of our operating performance. For properties that are considered part of the same store pool, see Reporting Definitions, deriving SS NOI, the Company defines NOI as rental revenues (as calculated in accordance with GAAP), including reimbursements, less straight-line rents, property operating expenses and real estate taxes. The Company excludes straight-line rents in calculating SS NOI because the Company believe it provides a better measure of actual cash basis rental growth for a year-over-year comparison. In addition, the Company believes that SS NOI helps the investing public compare the operating performance of a company's real estate as compared to other companies. While SS NOI is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating our liquidity or operating performance. SS NOI also does not reflect general and administrative expenses, interest expenses, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact our results from operations. Further, the Company's computation of SS NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating SS NOI. 28

AMB PROPERTY CORPORATION CONTACTS 29

Some of the information included in this supplemental analyst package and the conference call to be held in connection therewith contains forward- looking statements, such as those related to development and renovation projects (including stabilization dates, square feet at stabilization or completion, and total investment amounts), lease expirations and future business plans (such as property divestitures and financings), which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, re-financing risks, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in general economic conditions or in the real estate sector, changes in real estate and zoning laws, a downturn in the U.S., California or global economy, risks related to doing business internationally, losses in excess of our insurance coverage, unknown liabilities acquired in connection with acquired properties or otherwise and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading "Risk Factors" and elsewhere in our annual report on Form 10-K for the year ended December 31, 2005.